UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

April 23, 2025

Date of Report (Date of earliest event reported)

Citizens & Northern Corporation

(Exact name of registrant as specified in its charter)

Pennsylvania	0-16084	23-2451943
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Ident. No.)

90-92 Main Street, Wellsboro, Pennsylvania		16901
(Address of principal executive offices)		(Zip Code)

(570) 724-3411

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $1.00 per share	CZNC	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01   Entry Into A Material Definitive Agreement

On April 23, 2025, Citizens & Northern Corporation (“C&N”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Susquehanna Community Financial, Inc., a Pennsylvania corporation (“SQCF”). Pursuant to the terms and conditions set forth in the Merger Agreement, SQCF will merge with and into C&N, with C&N surviving (the “Merger”), and Susquehanna Community Bank, the wholly owned subsidiary of SQCF, will merge with and into Citizens & Northern Bank (“C&N Bank”), the wholly-owned subsidiary of C&N, with C&N Bank surviving (the “Bank Merger”).

At the effective time of the Merger, each share of SQCF’s common stock issued and outstanding immediately prior to the effective time of the Merger will be converted into the right to receive 0.80 shares of C&N common stock. Holders of SQCF common stock prior to the consummation of the Merger will own approximately 13% of C&N’s common stock outstanding immediately following the consummation of the Merger. To the extent applicable, fractional shares of C&N’s common stock will be issued in connection with the Merger. SQCF has no outstanding stock options.

The Merger Agreement has been approved by the boards of directors of each of C&N and SQCF. Subject to receiving the requisite approval of the Merger Agreement by SQCF’s shareholders, the receipt of the Requisite Regulatory Approval (as defined in the Merger Agreement), and the fulfillment of other customary closing conditions, the parties anticipate that the Merger will close in the fourth quarter of 2025.

The Merger Agreement contains customary representations and warranties from each of C&N  and SQCF with respect to its and its subsidiaries’ businesses. In addition, the Merger Agreement includes customary covenants, including, among others, (i) covenants by each party relating to the conduct of its business during the interim period between the execution of the Merger Agreement and the effective time of the Merger, (ii) covenants by SQCF relating to SQCF’s obligation to call a meeting of its shareholders to approve the Merger Agreement, (iii) a covenant by SQCF, subject to certain exceptions, to recommend that its shareholders approve the Merger Agreement and (iv) covenants by SQCF not to, subject to certain exceptions, (a) initiate, solicit, induce or encourage or take any action to facilitate (including by providing non-public information) any inquiries or proposals with respect to any acquisition proposals or (b) engage in discussions with third parties relating to any acquisition proposal.

The Merger Agreement may be terminated under certain conditions, including, among others, if the closing of the Merger has not been completed by April 23, 2026.  In addition, SQCF may terminate the Merger Agreement under certain circumstances, including the good faith determination by its board of directors that it has received an unsolicited bona fide “superior proposal,” which remains a superior proposal after any proposed modification of the Merger Agreement, if any, by C&N. In addition, C&N may terminate the Agreement if SQCF receives a superior proposal for a transaction and SQCF does one of the following: enters into an agreement for the superior transaction, withdraws its recommendation or fails to recommend the Merger Agreement or delivers a final notice that it plans to accept the superior proposal. If the Merger Agreement is terminated under certain circumstances, SQCF must pay a termination fee of four percent (4%) of the transaction value to C&N.

In addition, SQCF may terminate the Merger Agreement if the price of C&N’s common stock both (1) declines by more than 20% from its price on April 22, 2025 (which was $19.48), as compared to the average over a ten-day trading period ending shortly before closing and (2) declines by more than 20% than any decline in the KBW NASDAQ Regional Bank Index, using the same time periods, unless C&N adjusts the merger consideration to make up the difference, in which case SQCF will still be required to complete the Merger.

In connection with the Merger Agreement, the directors and executive officers (in their capacity as shareholders) of SQCF have entered into Voting Agreements pursuant to which they have agreed to vote shares of SQCF common stock owned beneficially or of record by such shareholder, representing approximately 6% of the total outstanding shares of SQCF as of the date hereof, in favor of the Merger Agreement and related matters. The foregoing description of the Voting Agreements does not purport to be complete and is qualified entirely by reference to the full text of the Voting Agreements.

The forms of these agreements are attached to the Merger Agreement and are incorporated by reference.

Pursuant to the terms of the Merger Agreement, on or promptly after the effective time of the Merger, and subject only to any applicable regulatory approvals and C&N’s customary background screening and evaluation procedures for potential directors, C&N will appoint one current member of SQCF’s Board of Directors to C&N’s Board of Directors, and the Board of C&N Bank will appoint one current member of SQCF’s Board of Directors to C&N Bank’s Board of Directors. The individual appointed to the C&N and C&N Bank Boards of Directors will be mutually acceptable to SQCF and C&N.

The foregoing description of the Merger Agreement and the transactions contemplated thereby is not complete and is subject to and qualified in its entirety by reference to the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and the terms of which are incorporated herein by reference.

The Merger Agreement is not intended to provide any factual information about C&N, SQCF or their respective subsidiaries and affiliates to investors. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of that agreement and as of specific dates, were solely for the benefit of the parties to the Merger Agreement, are subject to limitations agreed upon by the parties as stated in the Merger Agreement, including being qualified by confidential disclosure schedules made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and are, in some cases, subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors under applicable securities law standards of materiality. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures by C&N or SQCF. Therefore, the disclosure included in this Current Report on Form 8-K regarding the Merger Agreement and the Merger should be read together with the other information concerning C&N and SQCF that is publicly filed in reports and statements with the SEC.

Cautionary Notes on Forward-Looking Statements

This press release contains statements which, to the extent that they are not recitations of historical fact may constitute forward-looking statements for purposes of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Such forward-looking statements may include financial and other projections as well as statements regarding Citizens & Northern Corporation (the “Corporation”) that may include future plans, objectives, performance, revenues, growth, profits, operating expenses or the Corporation’s underlying assumptions. The words “may”, “would”, “should”, “will”, “likely”, “possibly”, “expect”, “anticipate”, “intend”, “pro forma”, “estimate”, “target”, “potentially”, “probably”, “outlook”, “predict”, “contemplate”, “continue”, “strategic”, “objective”, “plan”, “forecast”, “project” and “believe” or other similar words, phrases or concepts may identify forward-looking statements. Persons reading this press release are cautioned that such statements are only predictions, and that the Corporation’s actual future results or performance may be materially different.

Such forward-looking statements involve known and unknown risks and uncertainties. A number of factors, many of which are beyond the Corporation’s control, could cause our actual results, events or developments, or industry results, to be materially different from any future results, events or developments expressed, implied or anticipated by such forward-looking statements. In addition to factors previously disclosed in the reports filed by C&N with the SEC and those identified elsewhere in this document, the following factors, among others, could cause actual results to differ materially from forward looking statements: that the execution of the transaction may take longer than anticipated or be more costly to complete and that the anticipated benefits, including any anticipated cost savings or strategic gains, may be significantly harder to achieve or take longer than anticipated or may not be achieved; that the banking agency approvals we require for the transaction will not be obtained in a timely manner or at all or will be conditioned in a manner that would impair our ability to implement our business plans; integration efforts between the Corporation and Susquehanna may divert the attention of the management teams of the Corporation and Susquehanna and cause a loss in the momentum of their ongoing businesses; success of the Corporation in Susquehanna’s geographic market area will require the Corporation to attract and retain key personnel in the market and to differentiate the Corporation from its competitors in the market. All forward-looking statements and information made herein are based on management’s current beliefs and assumptions as of April 23, 2025 and speak only as of that date. The Corporation does not undertake to update forward-looking statements.

For a complete discussion of the assumptions, risks and uncertainties related to our business generally, you are encouraged to review our filings with the Securities and Exchange Commission, including our most recent annual report on Form 10-K, as well as any changes in risk factors that we may identify in our quarterly or other reports subsequently filed with SEC.

Additional Information about the Proposed Transaction

C&N intends to file with the SEC a Registration Statement on Form S-4 relating to the proposed merger, which will include a prospectus for the offer and sale of C&N common stock as well as the proxy statement of SQCF for the solicitation of proxies from its shareholders for use at the meeting at which the merger will be considered. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. SHAREHOLDERS OF SQCF ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS REGARDING THE MERGER WHEN IT BECOMES AVAILABLE, AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. You may obtain a free copy of the registration statement, including the proxy statement/prospectus (when it becomes available) and other relevant documents filed by C&N with the SEC, without charge, at the SEC’s website at www.sec.gov. Copies of the proxy statement/prospectus and the filings with the SEC that will be incorporated by reference in the proxy statement/prospectus can also be obtained, free of charge,  by directing a request to Citizens & Northern Corporation, 90-92 Main Street Wellsboro, Pennsylvania 16901, attention: Glenn James (215) 680-0552, or Susquehanna Community Financial, Inc., 940 High Street, West Milton, Pennsylvania 17886, attention: Karla Landis, Corporate Secretary, (570)-568-2622.

SQCF, C&N and their respective directors and executive officers may, under the rules of the SEC, be deemed to be “participants” in the solicitation of proxies from shareholders of SQCF in connection with the proposed merger. Information concerning the interests of the persons who may be considered “participants” in the solicitation will be set forth in the proxy statement/prospectus relating to the Transaction. Information concerning C&N’s directors and executive officers, including their ownership of C&N common stock, is set forth in its proxy statement previously filed with the SEC on March 14, 2025.  Additional information regarding the interests of such potential participants will be included in the proxy statement/prospectus and other relevant documents filed with the SEC when they become available. You may obtain free copies of these documents from C&N or SQCF using the sources indicated above.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote of approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Source: Citizens & Northern Corporation and Susquehanna Community Financial, Inc

Item 7.01 Regulation FD

Pursuant to Regulation FD, information is being attached as an Exhibit to this Current Report with respect to a presentation made available by C&N on April 23, 2025. This presentation provides an overview of C&N’s strategy with respect to its merger with SQCF. In addition, C&N issued a press release announcing that it had entered into the Merger Agreement with SQCF which is attached hereto as Exhibit 99.1.

The investor presentation filed herewith includes certain non-GAAP financial measures. C&N uses these adjusted performance measures in managing the business, including communications with its Board of Directors and employees, and believes that they provide users of this financial information with meaningful comparisons of operating performance between current results and results in prior periods. C&N believes that these non-GAAP financial measures are appropriate to enhance understanding of its past performance as well as prospects for its future performance. A reconciliation of these adjustments to the most directly comparable GAAP measures is included as the last two pages of the investor presentation, which was filed with this Form 8-K as Exhibit 99.2. These non-GAAP measures should not be considered in isolation or as a substitute for the most comparable GAAP measures. Non-GAAP financial measures utilized may not be comparable to non-GAAP financial measures used by other companies.

Item 9.01   Financial Statements and Exhibits.

(d)Exhibits

Exhibit No.	Description
2.1*	Agreement and Plan of Merger dated April 23, 2025 between Susquehanna Community Financial, Inc. and Citizens & Northern Corporation.
99.1	Press Release dated April 23, 2025.
99.2	Investor Presentation dated April 23, 2025.
104	Cover Page Interactive Data File (embedded in the cover page formatted in Inline XBRL)

*	Schedules and certain exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K. C&N agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Citizens & Northern Corporation

Date: April 23, 2025	By:	/s/ Mark A. Hughes
Mark A. Hughes, Treasurer